SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2004


                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                     1-3473                    95-0862768
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)

        300 Concord Plaza Drive                                  78216-6999
          San Antonio, Texas                                     (Zip Code)
    (Address of principal executive
               offices)

                                 (210) 828-8484
                             (Registrant's telephone
                          number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition.

On November 4, 2004 Tesoro issued a press release (the "Press Release") announcing financial results for its third quarter ended September 30, 2004. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to
Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the press release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1 Press Release issued on November 4, 2004 by Tesoro Petroleum Corporation.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 4, 2004


                              TESORO PETROLEUM CORPORATION


                              By:    /s/ GREGORY A. WRIGHT
                                  ------------------------------------
                                         Gregory A. Wright
                                     Executive Vice President
                                    and Chief Financial Officer



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

                                Index to Exhibits


Exhibit Number                                   Description


         99.1 Press Release issued on November 4, 2004 by Tesoro Petroleum Corporation


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